IFRS 9 Impairment	6 Months Ended
Jun. 30, 2024
IFRS 9 Impairment [Abstract]
IFRS 9 Impairment [text block]
IFRS 9 Impairment
Model overview
During the first half of 2024, Deutsche Bank continued to apply the same IFRS 9 impairment model and methodologies, key assumptions and risk management activities as disclosed in the Annual Report 2023 except for the change in estimate outlined below. As outlined in that report, the Group leverages existing models used for the determination of capital demand under the Basel Internal Ratings Based Approach and internal risk management practices to calculate the bank’s expected credit losses (ECL).
In 2023, the Group completed three migration waves of the Postbank clients into the IT systems of Deutsche Bank, which resulted in the Group-wide alignment of the IFRS 9 impairment model and methodologies, while specific models previously applied for the Postbank were to a large extent decommissioned. For details on the operational backlog following the Postbank IT migration please refer to the Risk and Opportunity section. The final wave of the IT migration and the resulting ECL impact from this change in estimate is expected for the third quarter of 2024 and will include the BHW mortgage and Postbank factoring portfolios.
The latest developments and key uncertainties in the first half of 2024 and their consideration in the ECL calculation, based on the bank’s ongoing credit risk management activities and governance framework, are also described in the Key Risk Theme section. These activities include, but are not limited to, regular emerging risk reviews as well as portfolio deep dives, day to day risk management on the level of individual borrowers, and regular model validations. The Group also considers each reporting period if there are any potential model imprecisions or uncertainties not included in the model that require an overlay. Lastly, the Group presents its major sources of estimation uncertainty in the ECL model and a sensitivity analysis forward looking information as a key assumption.
Forward-looking information
The tables below contain the macroeconomic variables (MEV’s) included in the application of forward-looking information on PDs feeding the IFRS 9 model as of June 30, 2024, and as of December 31, 2023. At each reporting date, the consensus data included the latest macroeconomic developments.
Macroeconomic variables applied
	as of June 2024¹ ²
	Year 1 (4 quarter avg)	Year 2 (4 quarter avg)
Commodity - Gold	2,260.40	2,339.28
Commodity - WTI	78.56	73.11
Credit - CDX Emerging Markets	170.05	189.77
Credit - CDX High Yield	352.22	400.32
Credit - CDX IG	52.53	57.16
Credit - High Yield Index	3.42%	3.95%
Credit - ITX Europe 125	54.69	56.97
Equity - MSCI Asia	1,442	1,457
Equity - Nikkei	38,777	38,844
Equity - S&P500	5,340	5,471
GDP - Developing Asia	5.03%	4.50%
GDP - Emerging Markets	4.30%	4.03%
GDP - Eurozone	0.71%	1.44%
GDP - Germany	0.48%	1.30%
GDP - Italy	0.99%	1.26%
GDP - USA	2.08%	1.84%
Real Estate Prices - U.S. CRE Index	311.23	311.62
Unemployment - Eurozone	6.54%	6.49%
Unemployment - Germany	3.20%	3.16%
Unemployment - Italy	7.30%	7.37%
Unemployment - Japan	2.50%	2.38%
Unemployment - Spain	11.51%	11.09%
Unemployment - USA	4.06%	4.10%

[1] MEV as of June 18, 2024
[2] Year 1 equals second quarter of 2024 to first quarter of 2025, Year 2 equals second quarter of 2025 to first quarter of 2026
	as of December 2023¹ ²
	Year 1 (4 quarter avg)	Year 2 (4 quarter avg)
Commodity - Gold	1,957.34	1,958.16
Commodity - WTI	82.52	83.56
Credit - CDX Emerging Markets	195.16	192.83
Credit - CDX High Yield	451.57	466.4
Credit - CDX IG	70.04	72.12
Credit - High Yield Index	4.05%	4.19%
Credit - ITX Europe 125	73.09	72.21
Equity - MSCI Asia	1,293	1,297
Equity - Nikkei	33,188	34,051
Equity - S&P500	4,514	4,621
GDP - Developing Asia	4.94%	4.37%
GDP - Emerging Markets	4.08%	4.01%
GDP - Eurozone	0.13%	1.08%
GDP - Germany	0.12%	1.30%
GDP - Italy	0.33%	1.03%
GDP - USA	1.75%	1.31%
Real Estate Prices - U.S. CRE Index	353.41	347.99
Unemployment - Eurozone	6.67%	6.64%
Unemployment - Germany	3.12%	3.13%
Unemployment - Italy	7.75%	7.68%
Unemployment - Japan	2.58%	2.42%
Unemployment - Spain	11.96%	11.67%
Unemployment - USA	4.19%	4.40%

[1] MEV as of December 6, 2023, which barely changed until December 29, 2023
[2] Year 1 equals fourth quarter of 2023 to third quarter of 2024, Year 2 equals fourth quarter of 2024 to third quarter of 202 5
Overlays applied to the IFRS 9 model output
The Group regularly reviews the IFRS 9 methodology and processes, key inputs into the ECL calculation and discusses upcoming model changes, potential model imprecisions or other estimation uncertainties, for example in the macroeconomic environment to determine if any material overlays are required.
As of June 30, 2024, management overlays amounted to € 89 million, compared to € 84 million for year end 2023 (which resulted in an increase of Allowance for Credit Losses in both periods). In the second quarter 2024, the Group reduced the management overlay following the deployment of a FLI related model refinement which led to the expected ECL increase. Further, the Group introduced a new overlay following a review of model performance to bring forward the expected impacts from a model refinement related to refinancing risk, which represents a change in estimate and which is envisaged for future technical implementation.
In assessing whether the Group requires any additional overlays, it regularly reviews for evolving or emerging risks. These measures include client surveys and interviews, along with analysis of portfolios across businesses, regions and sectors. In addition, the Group regularly reviews and validates key model inputs and assumptions (including those in feeder models) and ensures where expert judgement is applied, it is in line with the Group’s risk management framework. As of June 30, 2024, the Group did not identify any model weaknesses that would require an additional overlay, except for the ECL model related changes, for which overlays have been recorded. Any potential impacts from ongoing validations and model refinements in the future periods will be recorded once the amounts are estimatable.
Model sensitivity
The Group has identified three key model assumptions included in the IFRS 9 model. These include forward looking macroeconomic variables, the quantitative criteria for determining if a borrower has incurred a significant increase in credit risk and transferred to Stage 2, and the LGD setting on homogenous portfolios in Stage 3. Below the bank provides sensitivity analysis on the potential impact if these key assumptions applied in the ECL model were to deviate from the bank’s base case expectations. The sensitivity of the quantitative criteria for determining if a borrower has incurred a significant increase in credit risk and transferred to Stage 2 and the LGD setting on homogenous portfolios in Stage 3 have not materially changed versus amounts disclosed in the Annual Report 2023.
Macroeconomic Variables
The sensitivity of the PD component feeding the ECL model with respect to potential changes in projections for key MEVs is shown in the table below, which provides ECL impacts for Stages 1 and 2 from downward and upward shifts applied separately to each group of MEVs as of June 30, 2024, and December 31, 2023.
The magnitude of the shifts is selected in the range of one standard deviation, which is a statistical measure of the dispersion of the values of a random variable. Each of these groups consists of MEVs from the same category:
– GDP growth rates: includes U.S., Eurozone, Germany, Italy, Developing Asia, Emerging Markets
– Unemployment rates: includes U.S., Eurozone, Germany, Italy, Japan, Spain
– Equities: S&P500, Nikkei, MSCI Asia
– Credit spreads: ITX Europe 125, High Yield Index, CDX IG, CDX High Yield, CDX Emerging Markets
– Real Estate: Commercial Real Estate Price Index
– Commodities: WTI oil price, Gold price
Although interest rates and inflation are not separately included in the MEVs above, the economic impact of these risks is reflected in other macroeconomic variables, such as GDP growth rates, unemployment, equities and credit spreads as higher rates and inflation would filter through these forecasts and be included in the ECL model and sensitivity analysis below.
In addition, the sensitivity analysis only includes the impact of the aggregated MEV group (i.e., potential correlation between different MEV groups or the impact of management overlays is not taken into consideration). ECLs for Stage 3 are not affected and not reflected in the following tables as its calculation is independent of the macroeconomic scenarios.
The sensitivity impact is slightly lower as of June 30, 2024, compared to December 31, 2023, due to portfolio changes and minor improvements of base MEV projections which the analyses were based on.
IFRS 9 – Sensitivities of Forward-Looking Information applied on Stage 1 and Stage 2 – Group Level
	Jun 30, 2024
	Upward sensitivity		Downward sensitivity
	Upward shift	ECL impact in € m.	Downward shift	ECL impact in € m.
GDP growth rates	1pp	(71.0)	(1)pp	79.2
Unemployment rates	(0.5)pp	(40.6)	0.5pp	43.5
Real estate prices	5%	(5.2)	(5)%	5.5
Equities	10%	(8.1)	(10)%	10.2
Credit spreads	(40)%	(17.1)	40%	18.7
Commodities¹	10%	(9.4)	(10)%	10.0

[1] The sign of the shift applies to oil prices changes. Gold price changes have the opposite sign
	December 31, 2023
	Upward sensitivity		Downward sensitivity
	Upward shift	ECL impact in € m.	Downward shift	ECL impact in € m.
GDP growth rates	1pp	(80.4)	(1)pp	88.9
Unemployment rates	(0.5)pp	(43.1)	0.5pp	45.9
Real estate prices	5%	(5.9)	(5)%	6.2
Equities	10%	(9.0)	(10)%	12.2
Credit spreads	(40)%	(20.5)	40%	22.8
Commodities¹	10%	(8.5)	(10)%	9.2

[1] The sign of the shift applies to oil prices changes. Gold price changes have the opposite sign
IFRS 9 Expected Credit Losses
Provision for credit losses was € 476 million in the quarter, up from € 401 million in the prior year quarter and from € 439 million in the first quarter of 2024. In the second quarter of 2024, provision for performing (Stage 1 and 2) loans were € 35 million, driven by portfolio movements and the net effect of overlays. Provision for non-performing (Stage 3) loans were € 441 million in the quarter, down from € 471 million in the previous quarter. The reduction was driven by the Private Bank and partly offset by an increase in the Corporate Bank primarily driven by a small number of individual defaults; provisions in the Investment Bank were stable quarter on quarter and largely related to Commercial Real Estate.
For the first six months, provision for credit losses was € 915 million, compared to € 772 million in the prior year period. Corporate Bank provisions were up 9 % year on year at € 198 million, while Private Bank provisions were down 11 % to € 367 million, benefitting from the sale of non-performing loans and the non-recurrence of provisions relating to a small number of idiosyncratic events in the prior year period. Investment Bank provisions were € 313 million, materially higher than the prior year period, and remain largely affected by the commercial real estate sector.
Overall assessment of ECL’s
To ensure that Deutsche Bank’s ECL model accounted for the uncertainties in the macroeconomic environment throughout the second quarter and the first half of 2024, the Group continued to review emerging risks, assessed potential baseline and downside impacts and required actions to manage the bank’s credit strategy and risk appetite. The outcome of these reviews concluded that the bank adequately provisioned for its ECL as of June 30, 2024, and December 31, 2023.
Results from the above reviews and development of key portfolio indicators are regularly discussed at Credit Risk and Management Fora and the Group Risk Committee. Where necessary, actions and measures are taken to mitigate the risks. Client ratings are regularly reviewed to reflect the latest macroeconomic developments and where potentially significant changes in risk are identified clients are moved to the watchlist (Stage 2), forbearance measures may be negotiated, and credit limits and collateralization are reviewed. Overall, the Group believes that based on its day-to-day risk management activities and regular reviews of emerging risks it has adequately provided for its ECL.